UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2013

SYNTROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34490	73-1565725
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5416 S. Yale, Suite 400 Tulsa, Oklahoma		74135
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (918) 592-7900

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed on a Current Report on Form 8-K filed on March 25, 2013, the Board of Directors of Syntroleum Corporation (“Syntroleum”) approved an amendment to Syntroleum’s Certificate of Incorporation effecting a one-for-ten reverse split of Syntroleum’s common stock. The Company’s stockholders voted at the annual meeting held on June 28, 2012 to grant discretion to the Board of Directors to effect a reverse stock split in the range of 1-for-2 to 1-for-10. The Board of Directors selected the 1-for-10 reverse stock split ratio and authorized the implementation of the reverse stock split.

On April 11, 2013, the Company filed a Certificate of Amendment to its Certificate of Incorporation, a copy of which is attached hereto as an exhibit, effecting the reverse split. As a result of the reverse stock split, every ten shares of Syntroleum’s old common stock will be converted into one share of Syntroleum’s new common stock. Fractional shares resulting from the reverse stock split will be settled by cash payment from the Company’s transfer agent, American Stock Transfer & Trust Company, LLC (“AST”).

Syntroleum’s new common stock will begin trading on the Nasdaq Capital Market on April 12, 2013. Syntroleum’s new common stock will continue to be traded under the symbol “SYNM”. Our post-reverse split common stock has a new CUSIP number but the par value and other terms of the common stock will not be affected by the reverse stock split.

AST is acting as exchange agent for the reverse stock split and will send instructions to stockholders of record regarding the exchange of certificates for common stock. Options and warrants to purchase Syntroleum’s common stock will be adjusted in accordance with their terms to reflect the reverse stock split.

On April 15, 2013, we also issued a press release with respect to the reverse stock split described above. The full text of Syntroleum’s press release issued in connection with the foregoing matter is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1.1	Certificate of Amendment to Certificate of Incorporation

99.1	Syntroleum Corporation Press Release dated April 15, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SYNTROLEUM CORPORATION

Date: April 15, 2013	By:	/s/ Karen L. Power
Karen L. Power, Principal Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

3.1.1	Certificate of Amendment to Certificate of Incorporation

99.1	Syntroleum Corporation Press Release dated April 15, 2013